UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ANTs software inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 19, 2010.

ANTS SOFTWARE INC.
Meeting Information

Meeting Type: Annual Meeting
For holders as of: September 24, 2010
Date: November 19, 2010 Time: 10:00 AM PST
Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/Ants.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/Ants and be sure to have the information that is printed in the box marked by the arrow
è   xxxx xxxx xxxx   (located on the following page) in the subject line.

ANTS SOFTWARE INC.
71 STEVENSON STREET
SUITE 400
SAN FRANCISCO, CA 94105
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT                       FORMS 10-K, 10-K/A AND 10-Q
How to View Online:
Have the information that is printed in the box marked by the arrow è   xxxx xxxx xxxx   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è   xxxx xxxx xxxx  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 05, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
     Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the
arrow è   xxxx xxxx xxxx   available and follow the instructions.
     During The Meeting:
Go to www.virtualshareholdermeeting.com/Ants. Have the information that is printed in the box marked by the arrow è   xxxx xxxx xxxx   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR the following:

1.	Election of Directors Nominees
01) Craig Campbell 02) Joseph Kozak

The Board of Directors recommends a vote FOR proposals 2 through 6.

2.	To ratify the appointment of WeiserMazars LLP, (formally known as Weiser LLP) as the independent registered accounting firm for the Company for the calendar year ending December 31, 2010;

3.	To approve an amendment to our Amended and Restated Certificate of Incorporation to authorize an additional 100,000,000 shares of Common Stock;

4.	To approve an increase in the ANTs software inc. 2010 Stock Plan of an additional 10,000,000 shares of the Company’s Common Stock reserved for issuance thereunder; and

5.	To ratify the recent reorganization of our Board of Directors to include seven directors, consisting of two Class 1 directors, two Class 2 directors, and three Class 3 directors, and the reclassification of director Craig Campbell as a Class 1 director.

6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.